LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.

   SUPPLEMENT DATED SEPTEMBER 30, 2000, TO THE PROSPECTUS DATED MAY 1, 2000 AS
                            SUPPLEMENTED MAY 1, 2000


     This supplement describes certain changes to the Prospectus for Lincoln National Social Awareness Fund, Inc. (the "fund"). Under the section titled "Investment advisor and portfolio manager" on page SA-4, the last sentence of the first paragraph and the entire second paragraph are completely replaced with the following:

          "Vantage's address is 2005 Market Street, Philadelphia, PA  19103.

          Vantage is responsible for the day-to-day management of the fund's securities investments. Vantage, founded in 1979, is a U.S. domestic equity manager with over $3.6 billion in assets under management. Vantage began managing the Fund in 1988. J. Paul Dokas, Managing Director at Vantage has assumed responsibility for the day-to-day management of the fund's securities investments. Prior to joining Vantage, Mr. Dokas was the Director of Trust Investment at Bell Atlantic Corporation where he was responsible for the investment strategies and asset allocation for more than $10 billion in assets in the company's defined benefit and defined contribution plans. Mr. Dokas is a Chartered Financial Analyst and a member of the Association of Investment Management and Research. He is also a Director of the Financial Analysts Society of Philadelphia."